SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2012

HIGHWOODS PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-13100	56-1871668
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

HIGHWOODS REALTY LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

North Carolina	000-21731	56-1869557
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3100 Smoketree Court, Suite 600
Raleigh, North Carolina 27604
(Address of principal executive offices, zip code)

Registrants' telephone number, including area code: (919) 872-4924

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On October 11, 2012, we modified our $200.0 million, five-year unsecured bank term loan, which was originally scheduled to mature in February 2016. The loan is now scheduled to mature in January 2018 and the interest rate was reduced from LIBOR plus 220 basis points to LIBOR plus 165 basis points.

Wells Fargo Securities, LLC served as lead arranger for the modified term loan. Banks participating in the modification included:

Wells Fargo Bank, N.A.	Original Participant
PNC Bank, N.A.	Original Participant
Branch Banking and Trust Company	Original Participant
U.S. Bank, N.A.	Original Participant
Bank of America, N.A.	New Participant
Union Bank, N.A.	Original Participant
Fifth Third	New Participant
Capital One, N.A.	Original Participant
Royal Bank of Canada/RBC Bank USA	Original Participant

Bank of America, N.A. and Fifth Third replaced Regions Bank and First Tennessee Bank National Association in the modified term loan.  The proceeds from Bank of America, N.A. and Fifth Third, aggregating $35.0 million, were used to reduce amounts outstanding under our revolving credit facility. Regions Bank and First Tennessee, which aggregated $35.0 million of the principal balance under the original term loan, will be paid off on or before February 25, 2013.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

No.    Description

10.1
Second Amendment, dated as of October 11, 2012, to Credit Agreement, dated as of February 2, 2011, by and among the Company, the Operating Partnership and the Subsidiaries named therein and the Lenders named therein

10.2
First Amendment, dated as of October 11, 2012, to Credit Agreement, dated as of January 11, 2012, by and among the Company, the Operating Partnership and the Subsidiaries named therein and the Lenders named therein

10.3
First Amendment, dated as of October 12, 2012, to Third Amended and Restated Credit Agreement, dated as of July 27, 2011, by and among the Company, the Operating Partnership and the Subsidiaries named therein and the Lenders named therein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HIGHWOODS PROPERTIES, INC.
By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller
Vice President, General Counsel and Secretary

HIGHWOODS REALTY LIMITED PARTNERSHIP
By: Highwoods Properties, Inc., its general partner
By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller
Vice President, General Counsel and Secretary

Dated: October 15, 2012